                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  ------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



       Date of Report (Date of earliest event reported): NOVEMBER 5, 1999



                             PRICE ENTERPRISES, INC.
             (Exact name of Registrant as specified in its charter)




          MARYLAND                      0-20449                  33-0628740
       (State or Other           (Commission File Number)     (I.R.S. Employer
Jurisdiction of Incorporation)                               Identification No.)



       4649 MORENA BLVD.
     SAN DIEGO, CALIFORNIA                                          92117
(Address of Principal Executive Offices)                          (Zip Code)



       Registrant's telephone number, including area code: (858) 581-4600

        This Current Report on Form 8-K is filed by Price Enterprises, Inc., a Maryland corporation (the "Company"), in connection with the matters described herein.

ITEM 1.  CHANGE OF CONTROL OF REGISTRANT.

        On November 5, 1999, Excel Legacy Corporation ("Legacy") announced that it had accepted the tender of shares of common stock of the Company pursuant to Legacy's exchange offer (the "Offer") described in the Offer to Exchange/Prospectus dated October 6, 1999 (the "Offer to Exchange"). Legacy has accepted for payment 12,154,289 shares of the Company's common stock (the "Tendered Shares") pursuant to the Offer, which represents approximately 91.3% of the outstanding shares of the Company's common stock and approximately 77.5% of the voting power of the Company. The Offer expired at 12:00 Midnight, New York City time, on Wednesday, November 3, 1999 (the "Expiration Date"). All shares of common stock validly tendered and not properly withdrawn prior to the Expiration Date were accepted by Legacy.

        Legacy acquired the Tendered Shares for a total of $8.50 per share, consisting of $4.25 per share in cash, $2.75 per share in principal amount of Legacy's 9% Convertible Redeemable Subordinated Secured Debentures due 2004 (the "Debentures") and $1.50 per share in principal amount of Legacy's 10% Senior Redeemable Secured Notes due 2004 (the "Notes"). The per share consideration was determined through arm's length negotiations and fixed pursuant to an agreement, dated May 12, 1999, as amended, among Legacy, Sol Price, as trustee of several trusts, and several other stockholders of the Company (the "Stockholders Agreement") and an agreement, dated June 2, 1999, as amended, by and between Legacy and the Company (the "Company Agreement").

        Legacy paid a total of approximately $52.9 million in cash and issued an aggregate of approximately $33.3 million in principal amount of Debentures and approximately $18.1 million in principal amount of Notes to acquire the Tendered Shares. The Debentures were issued pursuant to an Indenture, dated as of November 5, 1999, between Legacy and Norwest Bank Minnesota, National Association (the "Debenture Indenture"). The Notes were issued pursuant to an Indenture, dated as of November 5, 1999, between Legacy and Norwest National Bank Minnesota, National Association (the "Notes Indenture"). The Notes and Debentures are secured by a first priority security interest in 117.647 shares of the Company's common stock for each $1,000 principal amount issued. The cash consideration was funded from Legacy's general working capital, borrowing from Legacy's credit facility and the proceeds of three recent transactions:

        (1) On August 23, 1999, Legacy sold to Wal Mart Real Estate Business Trust eight properties that were previously under lease to Wal Mart Stores, Inc., for aggregate consideration of approximately $35.0 million comprised of approximately $11.0 million in cash and the assumption of approximately $24.0 million in liabilities.

        (2) On October 25, 1999, Legacy sold a property located in Highlands Ranch, Colorado to HRAMC LLC for aggregate consideration of approximately $25.3 million comprised of approximately $7.7 million in cash and the assumption of $17.6 million in liabilities.

        (3) The Sol and Helen Price Trust (the "Trust") loaned Legacy approximately $27.3 million pursuant to a Note Purchase Agreement, dated as of October 6, 1999, between Legacy and the Trust (the "Note Purchase Agreement"). The loan is secured by a second priority security interest in the shares of the Company's common stock which secure the Debentures and the Notes and a first priority security interest in any other shares of the Company's common stock which Legacy owns at any time.

         Pursuant to the Company Agreement, the Company's board of directors has been reduced from six to five members and Gary B. Sabin, Richard B. Muir and Simon M. Lorne were appointed to the

Company's board and Jack McGrory and James F. Cahill were retained as members of the Company's board. Robert E. Price, Paul A. Peterson, Murray L. Galinson, and Anne L. Evans resigned from the Company's board. The Company's board appointed Gary B. Sabin as Chief Executive Officer and President of the Company and the senior officers of Legacy as the senior officers of the Company. Jack McGrory has also been appointed to Legacy's board of directors and named Chairman of the Board of the Company.

        Under the Company Agreement, Legacy has agreed that the holders of the Company's preferred stock will be entitled to elect a majority of the Company's board of directors and to have one designee on Legacy's board of directors, until: (a) less than 2,000,000 shares of the Company's preferred stock remain outstanding, (b) Legacy makes an offer to purchase any and all outstanding shares of the Company's preferred stock at a cash price of $16.00 per share, and purchases all shares duly tendered and not withdrawn, or (c) the directors of the Company (i) issue any equity securities without unanimous approval of the Company's board or (ii) fail to pay dividends on the Company's common stock in an amount necessary to maintain the Company's status as a REIT, or in an amount equal to the excess, if any, of the Company's adjusted funds from operations, less preferred stock dividends, over $7.5 million.

        The foregoing description of the Offer to Exchange, the Stockholders Agreement, the Company Agreement, the Debentures Indenture, the Notes Indenture and the Note Purchase Agreement is qualified in its entirety by reference to the Offer to Exchange, the Stockholders Agreement, the Company Agreement, the Debentures Indenture, the Notes Indenture and the Note Purchase Agreement, which are incorporated by reference into this Form 8-K as Exhibit 10.1., Exhibit 10.2,
Exhibit 10.3, Exhibit 10.4, Exhibit 10.5 and Exhibit 10.6, respectively.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

        (c) Exhibits. The following exhibits are filed as part of this report:

               10.1 Offer to Exchange/Prospectus dated October 6, 1999 (incorporated by reference to Exhibit (a)(1) to Legacy's Tender Offer Statement on Schedule 14D-1 as filed with the Commission on October 6, 1999).

               10.2 Agreement, dated May 12, 1999, as amended, between Legacy and the other individuals and entities listed on the signature pages thereto (incorporated by reference to Annex A to the Offer to Exchange/Prospectus dated October 6, 1999, filed as Exhibit (a)(1) to Legacy's Tender Offer Statement on
                           Schedule 14D-1 as filed with the Commission on October 6, 1999).

               10.3 Agreement, dated June 2, 1999, as amended, between Legacy and the Company (incorporated by reference to Annex B to the Offer to Exchange/Prospectus dated October 6, 1999, filed as Exhibit (a)(1) to Legacy's Tender Offer Statement on Schedule 14D-1 as filed with the Commission on October 6, 1999).

               10.4 Indenture, dated as of November 5, 1999, between Legacy and Norwest Bank Minnesota, National Association, for 9.0% Convertible Redeemable Subordinated Secured Debentures due 2004, including form of Debenture and form of Pledge Agreement (incorporated by reference to Exhibit 10.4 to Legacy's Current Report on Form 8-K filed with the Commission on November 12, 1999 (File No. 0-23503)).

               10.5 Indenture, dated as of November 5, 1999, between Legacy and Norwest Bank Minnesota, National Association, for 10.0% Senior Redeemable Secured Notes due 2004, including form of Note and form of Pledge Agreement (incorporated by reference to Exhibit 10.5 to Legacy's Current Report on Form 8-K filed with the Commission on November 12, 1999 (File No. 0-23503)).

               10.6 Note Purchase Agreement, dated as of October 6, 1999, between Legacy and The Sol and Helen Price Trust, including form of Secured Promissory Note and form of Pledge Agreement (incorporated by reference to Exhibit 10.6 to Legacy's Current Report on Form 8-K filed with the Commission on November 12, 1999 (File No. 0-23503)).

                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


        Date:  November 15, 1999       PRICE ENTERPRISES, INC.


                                       By:    /s/ Richard B. Muir
                                          --------------------------------------
                                          Name:  Richard B. Muir
                                          Title: Executive Vice President, Chief
                                                 Operating Officer and Secretary

                                  EXHIBIT INDEX

               Exhibit
               Number      Description
               ------      -----------
               10.1        Offer to Exchange/Prospectus dated October 6, 1999
                           (incorporated by reference to Exhibit (a)(1) to
                           Legacy's Tender Offer Statement on Schedule 14D-1 as
                           filed with the Commission on October 6, 1999).

               10.2        Agreement, dated May 12, 1999, as amended, between
                           Legacy and the other individuals and entities listed on the signature pages thereto (incorporated by reference to Annex A to the Offer to Exchange/Prospectus dated October 6, 1999, filed as
                           Exhibit (a)(1) to Legacy's Tender Offer Statement on
                           Schedule 14D-1 as filed with the Commission on October 6, 1999).

               10.3        Agreement, dated June 2, 1999, as amended, between
                           Legacy and the Company (incorporated by reference to Annex B to the Offer to Exchange/Prospectus dated
                           October 6, 1999, filed as Exhibit (a)(1) to Legacy's
                           Tender Offer Statement on Schedule 14D-1 as filed with the Commission on October 6, 1999).

               10.4        Indenture, dated as of November 5, 1999, between
                           Legacy and Norwest Bank Minnesota, National
                           Association, for 9.0% Convertible Redeemable
                           Subordinated Secured Debentures due 2004, including form of Debenture and form of Pledge Agreement
                           (incorporated by reference to Exhibit 10.4 to Legacy's Current Report on Form 8-K filed with the
                           Commission on November 12, 1999 (File No. 0-23503)).

               10.5        Indenture, dated as of November 5, 1999, between
                           Legacy and Norwest Bank Minnesota, National
                           Association, for 10.0% Senior Redeemable Secured
                           Notes due 2004, including form of Note and form of Pledge Agreement (incorporated by reference to Exhibit 10.5 to Legacy's Current Report on Form 8-K filed with the Commission on November 12, 1999 (File
                           No. 0-23503)).

               10.6 Note Purchase Agreement, dated as of October 6, 1999, between Legacy and The Sol and Helen Price Trust, including form of Secured Promissory Note and form of Pledge Agreement (incorporated by reference to Exhibit 10.6 to Legacy's Current Report on Form 8-K filed with the Commission on November 12, 1999 (File
                           No. 0-23503)).